EXHIBIT 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Eric F. Billings, Chairman and Chief Executive Officer of FBR Asset Investment Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of FBR Asset Investment Corporation on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of FBR Asset Investment Corporation.

August 9, 2002	By: /s/ Eric F. Billings Name: Eric F. Billings Title: Chairman and Chief Executive Officer

     I, Kurt R. Harrington, Chief Financial Officer of FBR Asset Investment Corporation, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of FBR Asset Investment Corporation on Form 10-Q for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and result of operations of FBR Asset Investment Corporation.

August 9, 2002	By: /s/ Kurt R. Harrington

Name: Kurt R. Harrington Title: Chief Financial Officer